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                                                                   EXHIBIT 10.20

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT is made as of June 14, 2000, by and between McAfee.com Corporation, a Delaware corporation (the "COMPANY"), and the undersigned stockholders (the "STOCKHOLDERS") of Tufans Technology Corp., a corporation organized under the laws of the State of Delaware ("Tufans Technology").

                                    RECITALS

     WHEREAS, concurrent with delivery of this Agreement, the Company, Tufans Technology, the Stockholders and the Escrow Agent are entering into a Share Purchase Agreement on the date hereof (the "PURCHASE AGREEMENT") which provides for the purchase (the "PURCHASE") of all of the issued and outstanding shares of Tufans Technology by the Company in exchange for cash and shares of Company Class A Common Stock;

     WHEREAS, as an inducement to the Stockholders to enter into the Purchase Agreement, as of the Closing Date, the shares of Company Class A Common Stock that are issued to the Stockholders pursuant to the Purchase Agreement shall be granted registration rights as set forth herein; and

     WHEREAS, all terms not otherwise defined herein shall have the same meanings ascribed to them in the Purchase Agreement;

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   Registration Rights. The Company covenants and agrees as follows:

          1.1  Definitions. For purposes of this Section 1:

               (a)  The term "Act" means the Securities Act of 1933, as amended.

               (b) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

               (c) The term "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

               (d) The term "Registrable Securities" means the Class A Common Stock of the Company ("Common Stock") issued to the Stockholders in accordance with the terms and conditions of the Purchase Agreement, including any escrowed Common Stock, and any issued as a dividend on or other distribution with respect to, or in exchange for or replacement of, such common stock.

               (e) The term "SEC" shall mean the Securities and Exchange Commission.

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        1.2     Obligations of the Company. Whenever required under this
Section 1 to effect the registration of any Registrable Securities, the Company shall, as soon as reasonably practicable:

                (a) Upon written request by Stockholders holding more than 70% of the total Registrable Securities then held by Stockholders, but in any event no sooner than 270 days following the Closing, provided the Company is then eligible to do so under the Act and the 1934 Act, and provided that the Registrable Securities that are subject to such written request are not eligible for resale without volume limitation pursuant to Rule 144, 144A or 145, prepare and file with the SEC as soon as reasonably practicable (but, subject to the provisions below, no more than 60 days from the date of the Stockholder request), a registration statement on Form S-3 with respect to all Registrable Securities (hereinafter referred to as the "Registration Statement"); provided, however, that the Company may delay such filing for a period of up to 90 days if, after consultation with counsel, the Company determines in good faith that the filing of a Registration Statement would be detrimental to the Company and the Company delivers a certificate to the Stockholders stating the reasonable basis of the delay. The Company may invoke this privilege no more than twice. Upon filing the Registration Statement, the Company will use commercially reasonable efforts to cause such registration statement to become effective as soon as reasonably possible thereafter, and, subject to the provisions below, use its reasonable best efforts to keep such registration statement effective for a period of 180 days or, if earlier, until the Stockholders have sold all of the Registrable Securities. If at any time after a registration statement becomes effective, the Company advises the Stockholders in writing that due to any stop order or the existence of material information that has not been disclosed to the public and included in the registration statement it is necessary to amend the registration statement, the Stockholders shall suspend any further sale or Registrable Securities pursuant to the Registration Statement until the Company advises the Stockholders that such stop order has been lifted or the registration statement has been amended. In such event, the Company shall use reasonable efforts to cause such stop order to be lifted or the registration statement to be amended promptly, provided that the Company shall not be required to amend the registration statement during any time when the Company's officers and directors are prohibited from buying or selling the Company's Common Stock pursuant to the Company's insider trading policy. Notwithstanding the foregoing sentence, the Company shall file any amendment necessary for the Stockholders to recommence sales under the registration statement concurrently with the commencement of any period in which directors and officers of the Company are allowed to buy or sell Common Stock pursuant to the Company's insider trading policy. In addition, the Company may suspend use of the Registration Statement to the extent the Company is advised by its legal counsel that such action is reasonably necessary to comply with federal securities law. In the event the sales of Registrable Securities of the Stockholders are suspended as provided above, the 180-day period during which a registration statement must be kept effective shall be extended for the total number of days during which sales are suspended.

                (b) Subject to subsection 1.2(a), notify the Stockholders upon becoming aware of the need to file, and prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registrable Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement.



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                  (c)      Furnish to the Stockholders and their underwriters,
if any, such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Stockholders may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other United States securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Stockholders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

                  (e) The Company may include securities issued in connection with any acquisition not otherwise registered on a Registration Statement on Form S-4 in the registration pursuant to this Agreement.

                  (f) Comply with all other material requirements of the Act, the 1934 Act, or any rule and regulation promulgated under the Act or the 1934 Act.

         1.3 Information from Stockholders. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this
Section 1 with respect to the Registrable Securities of the Stockholders that the Stockholders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities, as shall be required to effect the registration of the Registrable Securities.

         1.4 Expenses of Registration. All expenses of any registration, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company shall be borne by the Company; provided, however, that the Company shall not be required to pay any professional fees of the Stockholders other than the fees of one counsel to the Stockholders (not to exceed $5,000 in the aggregate).

         1.5 Indemnification. In the event any Registrable Securities are included in the Registration Statement under this Section 1:

                  (a) The Company will indemnify and hold harmless each of the Stockholders, each of their directors, officers, trustees or beneficiaries, if applicable and each person, if any, who controls a non-individual Stockholder within the meaning of the Act against any losses, claims, damages, or liabilities (joint or several) to which any of the Stockholders may become subject under the Act or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any


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violation or alleged violation by the Company of the Act, the 1934 Act, or any rule or regulation promulgated under the Act, or the 1934 Act; and the Company will pay to each of the Stockholders as incurred any legal or other expenses reasonably incurred by such Stockholder in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld or delayed, nor shall the Company be liable in any such case to any Stockholder for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing expressly for use in connection with such registration by such Stockholder seeking indemnification hereunder. In addition, the Company shall not be liable for any untrue statement or omission in any prospectus if a supplement or amendment thereto correcting such untrue statement or omission was delivered to the Stockholders prior to the pertinent sale or sales by the Stockholders.

               (b) Each Stockholder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Act, any other Stockholder selling securities in such Registration Statement and any controlling person of any such Stockholder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Stockholder expressly for use in connection with such registration; and such Stockholder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.5(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Stockholder, which consent shall not be unreasonably withheld or delayed; provided, that, in no event shall the aggregate indemnity under this subsection 1.5(b) by such Stockholder exceed the gross proceeds from the offering received by such Stockholder.

               (c)  Promptly after receipt by an indemnified party under this
Section 1.5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to action or potential

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differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party to the extent of any liability to the indemnified party under this Section 1.5, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.5.

               (d) If the indemnification provided for in this Section 1.5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (e) The obligations of the Company, and the Stockholders under this Section 1.5 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

          1.6 Reports Under the Securities Exchange Act. The Company agrees to use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents and information required of the Company under the 1934 Act, and take such other actions as may be necessary to assure the availability of Form S-3 for use in connection with the registration rights provided in this Agreement.

          1.7 Rules 144 and 144A. The Company shall use commercially reasonable efforts to file the reports required to be filed by it under the Act and the 1934 Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any Stockholder, make publicly available other information so long as necessary to permit sales of the Stockholders' securities pursuant to Rule 144 and 144A. The Company covenants that it will take such further action as the Stockholders may reasonably request, all to the extent required from time to time to enable the Stockholders to sell securities without registration under the Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)).

     2.   Miscellaneous.

          2.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with

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acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (1)  if to the Company:

               2805 Bowers Avenue
               Santa Clara, CA 95051
               Attention: General Counsel
               Facsimile No.: (408) 572-1560


          (2)  if to the Stockholders, to:

               Mr. Matthew J. Feldman
               1065 First Place, S.E.
               Issaquah, WA 98027
               Tel: (425) 427-5082
               Fax: (425) 427-5083

               with a copy to:

               Greenberg Traurig, LLP
               200 Park Avenue -- 15th Floor
               New York, NY 10166
               Attn: Spencer G. Feldman, Esq.
               Tel: (212) 801-9200
               Fax: (212) 801-6400

          2.2 Interpretation. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          2.3 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

          2.4 Entire Agreement; Assignment. This Agreement and the documents and instruments and other agreements among the parties hereto referenced herein; (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; (b) are not intended to confer upon any other person any rights or remedies hereunder; and (c) without the prior written consent of each party shall not be assigned by operation of law or otherwise. Any assignment of rights or delegation of duties under this Agreement by a party without the prior written consent of the other parties.


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          2.5  Severability. In the event that any provision of this Agreement or the application thereof, is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

          2.6 Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

          2.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

                                        MCAFEE.COM CORPORATION


                                        By: /s/ GREGORY P.G. WHARTON
                                            ---------------------------------
                                            Gregory P.G. Wharton,
                                            General Counsel and
                                            Director of Corporate Development

                                        Address:  2805 Bowers Avenue
                                                  Santa Clara, CA 95051-0963


                                        STOCKHOLDERS

                                        By:
                                            ---------------------------------

                                        Its:
                                            ---------------------------------









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